
CINCINNATI
FINANCIAL CORPORATION
INVESTOR HANDOUT
NOVEMBER 2018

## NASDAQ: CINF

This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.

The forward-looking information in this presentation has been publicly disclosed, most recently on October 25, 2018, and should be considered to be effective only as of that date.

Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.

Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors.

## STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Other distinguishing factors:
  - 58 years of shareholder dividend increases
  - Common stocks are approximately 37% of investments
  - 29 years of favorable reserve development

## CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$138
$132
$138
$142
$150
$159
$169
$153
$175
$222
$171
$203
$228
$208
$244
2013
2014
2015
2016
2017

* $100 invested on December 31, 2012, in CINF stock or indexes shown, including reinvestment of dividends.
Periods shown represent each respective fiscal year ending December 31.

# LONG-TERM VALUE CREATION

- Targeting average Value Creation Ratio of 10% to 13% over the next five-year period
  - Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value
  - VCR for 2013 through 2017 averaged 13.9%
  - 5.0% VCR for the first nine months of 2017 (bond portfolio valuation contributed negative 3.6 points)
- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

# INCREASE VALUE FOR SHAREHOLDERS

## MEASURED BY VALUE CREATION RATIO



Target for the next five-year period: Annual VCR averaging 10% to 13%
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Value Creation Ratio
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
Total Shareholder Return
Investment Income & Other in 2017 includes 7.0% benefit from tax reform
2013
2014
2015
2016
2017
Actual VCR:
16.1%
12.6%
3.4%
14.5%
22.9%
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

## PERFORMANCE TARGETS & TRENDS

- 5.0% VCR for YTD 9-30-18, on an annualized basis, is below target: 10% to 13% annual average over the next five-year period
  - 4.7% operating earnings contribution, no contribution from investment portfolio net gains and losses as 3.6 percentage points of stock portfolio gains were offset by bond portfolio losses (0.3% net points contributed from other items)
  - 13.9% five-year VCR average as of 12-31-17
- Related performance drivers as of YTD 9-30-18:
  - 4% premium growth, targeting growth rate exceeding industry average
  - 97.3% combined ratio, within 95% to 100% long-term target
  - 1% investment income growth, despite bond yield below year-end 2017 portfolio average
- Ranked #1 or #2 in ~75% of agencies appointed 5+ years
- Improving through strategic profitability & growth initiatives

## STRATEGIES FOR LONG-TERM SUCCESS

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.8% of total bond portfolio at 9-30-18, no municipal exposure exceeded 0.2%
  - 37.4% of investment portfolio in common stocks to grow book value
    - No single security exceeded 4.9% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates
  - Low reliance on debt, with 8.9% debt-to-total-capital at 9-30-18
    - Nonconvertible, noncallable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 0.9-to-1
- Operating structure reflects agency-centered model
  - Field focus – staffed for local decision making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

## MANAGE INSURANCE PROFITABILITY

- Ongoing underwriting expertise enhancement
  - Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis
  - Data management for better underwriting and more granular pricing decisions
  - Staff specialization and augmentation aimed at lowering loss ratios
- Improving efficiencies and ease of use with technology
  - Streamlining processing for agencies and the company
  - Helps optimize personalized service
- Investing for the future
  - Addressing auto profitability with rate adequacy and risk selection/loss control initiatives
  - Strategic investments with modest short-term effects on expense ratios
    - Headquarters staff additions include high net worth and reinsurance assumed initiatives
    - 31% increase in field staff since the end of 2012, supporting healthy premium growth

## DRIVE PREMIUM GROWTH

- New agency appointments bring potential for growth over time
  - 211 appointed in 2017 including 104 for personal lines only, $6.8B aggregate premiums from all carriers
  - 66 appointed YTD 9-30-18 marketing most or all lines, 54 personal lines only
- Expanding marketing and service capabilities
  - Enhanced marketing, products and services for high net worth clients of our agencies; contributed most of the 4% growth in YTD 9-30-18 personal lines new business premiums
  - Expanded use of reinsurance assumed to further deploy capital, diversify risk
  - Ongoing development of target market programs and cross-serving
- 4% growth in YTD 9-30-18 P&C net written premiums
  - Commercial lines up 1%, personal lines up 7%, E&S up 12%, Cincinnati Re up 25%
  - Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial lines and E&S up low-single-digit percentage rate
  - Term life insurance earned premiums up 8%

## SELECT GROUP OF AGENCIES IN 42 STATES

1,741 agency relationships with 2,319 locations

(as of September 30, 2018)



P&C Market Share:
1% and higher
Less than 1%
Inactive states
Headquarters (no branches)

<u>Our Commercial Top Five = 38%</u>
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

<u>Our Personal Top Five = 52%</u>
Ohio, Georgia, Michigan, North Carolina, Indiana

<u>Market Share Top Five</u>
Ohio: 4.5%
Indiana: 2.6%
Kentucky: 2.4%
Montana: 2.4%
Vermont: 2.3%

Based on 2017 data excluding A&H, Flood and Crop

## PREMIUM GROWTH POTENTIAL
### STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES

► Cincinnati's share of $61 billion total* premiums (including approximately $3 billion E&S) produced by currently appointed agencies is approximately 8%.

**Market share per agency reporting location by year appointed**

**Based on 2017 standard market P&C agency written premiums (Excludes excess and surplus lines)**



0.5%
2.2%
7.6%
14.3%
1 year or less
2-5 years
6-10 years
10 years or more

► New appointments also drive premium growth opportunity
- Agency relationship net count increased by 48% since the end of 2009
- Agencies appointed during 2012-16 produce $24 billion total* of standard lines business

* Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

## THIRD-QUARTER 2018 HIGHLIGHTS

- EPS of $3.38 per share vs. $0.61 in 3Q17
  - Non-GAAP operating income rose 41% to $137 million
- Investment income rose 1%
  - Dividend income was up 5%, interest income was down 1%
- Property casualty net written premiums grew 3%
  - Higher average renewal pricing: personal lines up high-single-digit percentage rate; commercial and E&S up low-single-digits
- Combined ratio of 96.8%, down 2.5 points from 3Q17
  - 3Q18 decrease included 0.6 points of higher catastrophe losses, offset by improved results for several major lines of business

## ACQUISITION OF MSP, BEAUFORT UNDERWRITING AGENCY

EXPANDS MARKET REACH, DEPLOYING MORE CAPITAL, FURTHER DIVERSIFYING EARNINGS

- Supports agency-centered strategy with insurance solutions for accounts requiring specialization through Lloyd's Syndicate 318
- Expected to be accretive to earnings in 2019, assuming a combined ratio of 98% or better for MSP business
- 2017 net written premiums of $162 million*, with mix of:
  - 62% property (direct & facultative) focused on global medium-to-large commercial risks
  - 31% property (binder) focused on North American commercial property & homeowner
  - 7% aviation, mostly smaller airlines and some general aviation, generally no U.S. risks
- Reduced execution risk as Beaufort management team remains intact
- Modeled Probable Maximum Loss (PML) estimates increase enterprise PML by approximately 13% (additional exposure of $50 million to $60 million for a 1-in-250 year event)

* Assumes an exchange rate of 1.31 U.S. dollars per GBP, and a share of approximately 91% of Syndicate revenues and profit as "Names" currently provide approximately 9% of capital .

## CINCINNATI FINANCIAL AT A GLANCE

- Top 25 U.S. P&C insurer
- A.M. Best rating: A+ Superior
- $5 billion 2017 premiums:
  - 64% Commercial
  - 25% Personal
  - 4% Excess & Surplus
  - 5% Life
  - 2% Cincinnati Re℠
- Agency-centered business model is time-tested
  - Agency relationships strengthened over time by in-person approach
  - Local decision-making operating structure is difficult to replicate
- 58 consecutive years of shareholder dividend increases
  - Only seven U.S. public companies can match this record
  - 30.5% increase in 2017 dividends paid, including 26.3% from special dividend
  - Yield is attractive, 2.7% in early-November 2018

CINCINNATI FINANCIAL CORPORATION

# Appendix

Income, Dividend & Cash Flow Trends
Reserve Adequacy & Prior Accident Year Development
Pricing Precision, Premium Growth Trends & Business Mix
Investment Portfolio Management & Performance
Reinsurance Ceded Program & Financial Strength Ratings
Valuation Comparison to Peers




INCOME AND SHAREHOLDER DIVIDENDS
Per share basis
2017 net income included $2.98 benefit from net deferred income tax liability revaluation due to U.S. tax reform
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2014
2015
2016
2017
9 mos 17
9 mos 18
Non-GAAP Operating Income
Net Income
Ordinary dividends declared


STRONG OPERATING CASH FLOW
CONTRIBUTED TO $342M OF YTD 9-30-18 NET PURCHASES IN INVESTMENT PORTFOLIO
(In millions)
Decrease in 2017 reflects $102M increase in catastrophe losses paid
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2013
2014
2015
2016
2017
9 mos 17
9 mos 18

# CASH DIVIDEND PAYOUT RATIO
## STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS



67% average payout for 2008 through 2017
(net income basis)
120%
100%
80%
60%
40%
20%
0%
2008
2009
2010
2011*
2012
2013
2014
2015
2016
2017**
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

* 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses
** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform

# DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

# PROPERTY CASUALTY RESERVES

## FAVORABLE DEVELOPMENT FOR 29 CONSECUTIVE YEARS

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range


(In millions)
Reserve range at 12-31-17
Low end $4,709
High end $5,155
Carried at 72nd percentile
$3,942
$4,156
$4,379
$4,737
$5,032
Calendar year development (Favorable)
($147)
($98)
($184)
($168)
($119)
2013
2014
2015
2016
2017

# GREATER PRICING PRECISION

## IMPROVING PROFIT MARGINS

**General liability 2017 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects**

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models


Average renewal price change
15%
10%
5%
0%
-5%
Policy retention
90%
88%
86%
84%
82%
80%
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

## COMMERCIAL CASUALTY RATIOS
LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17



Lines = Ratio for Paid at Various Measurement Points
Bars = Estimated Ultimate Loss & ALAE Ratio to Earned Premiums
48.0%
49.6%
49.5%
51.5%
52.7%
48.2%
50.7%
52.4%
54.7%
56.9%
AY09 at 48 months higher than AY08, but AY10 was lower than AY09
Estimated ultimate "picks" for more recent years currently assume paid will continue to rise
AY14 paid ratio increase of 3.5 points (vs. AY13) at 48 months, but is 0.5 points lower than 31.1 average for AY11 & AY12
2008
2009
2010
2011
2012
2013
2014
'15@36 mo
'16@24mo
'17@12mo
Total Loss & ALAE
Paid-developed to date
Paid 48 mo
Paid 36 mo
Paid 24 mo

## COMMERCIAL CASUALTY RATIOS
LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 9-30-18



Lines = Ratio for Paid at Various Measurement Points
Bars = Estimated Ultimate Loss & ALAE Ratio to Earned Premiums
50.4%
49.2%
51.8%
52.2%
47.8%
52.0%
51.0%
53.3%
56.3%
26.1% @45mo
19.5% @33mo
10.0% @21mo
2008
2009
2010
2011
2012
2013
2014
'15@45mo
'16@33mo
'17@21mo
Total Loss & ALAE
Paid 60 mo
Paid 48 mo
Paid 36 mo
Paid 24 mo

# OUTPERFORMING THE INDUSTRY

## FIVE-YEAR AVERAGE COMBINED RATIO 5.6 POINTS BETTER


Statutory combined ratio
Industry data excludes mortgage and financial guaranty
105%
100%
95%
90%
85%
80%
75%
70%
65%
2013
2014
2015
2016
2017
Cincinnati – excl. cat. losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-17: 5-year = 5.7%, 10-year = 6.8%

# PREMIUM GROWTH VS. INDUSTRY

## 6.8% 5-YEAR CAGR APPROXIMATELY DOUBLED INDUSTRY


Property casualty net written premium growth
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2013
2014
2015
2016
2017
Cincinnati
Estimated industry excluding mortgage and financial guaranty (A.M. Best)

## MARKET FOR 75% OF AGENCY'S TYPICAL RISKS

2017 NET EARNED PREMIUMS



Consolidated
$4.954 Billion
Commercial Lines 64%
E&S Lines 4%
Life 5%
Cincinnati Re 2%
Personal Lines 25%
Property Casualty
$4.722 Billion
Excess & Surplus 4%
Cincinnati Re 2%
Homeowner 11%
Personal Auto 12%
Other Commercial 5%
Workers' Compensation 7%
Other Personal 3%
Commercial Auto 13%
Commercial Casualty 24%
Commercial Property 19%

Approximately ¼ commercial premiums = policies with average annual premiums <$10,000 & 21% >$100,000; 84% HO accounts include auto

## ADDITIONAL AGENCY STATISTICS

- 27% of 2,256 year-end 2017 reporting locations include:
  - 10% national or regional brokers, 10% private equity, 7% banks
  - Percentages have approximately doubled in five years
- 2017 premium contribution (standard lines market)
  - 10% private equity-owned agencies 8% bank owned
  - 8% national brokers 3% regional brokers 71% privately owned
- 3.5% for largest contributor, among the largest are:
  - Acrisure, A.J. Gallagher, Assured Partners, BB&T, BroadStreet Partners, HUB, Huntington Bank, Marsh & McLennan, PayneWest, USI, Willis
- 98 locations acquired during 2017, including:
  - 35 by a private equity firm, 28 by a regional or national broker, 3 by a bank, 20 by another Cincinnati agency, 12 by a non-Cincinnati agency

## INVESTMENT INCOME
1% GROWTH IN YTD 9-30-18: DIVIDENDS UP 6%, INTEREST DOWN LESS THAN 1% (PRETAX)



(In millions)
$625
$600
$575
$550
$525
$500
$475
$450
$425
2013
2014
2015
2016
2017

| | 2013 | 2014 | 2015 | 2016 | 2017 |
|---|---|---|---|---|---|
| **Pretax bond yield:** | **4.90%** | **4.76%** | **4.70%** | **4.60%** | **4.42%** |

(Bonds at amortized cost) Pretax book yield for bonds acquired in 2017: 3.61%

Pretax book yield as of 12-31-17 for bonds maturing in 2018=5.56%, 2019=6.09%, 2020=4.75%

Portion of bond portfolio maturing: 4.9% in 2018, 5.9% in 2019, 5.9% in 2020, 14.7% in 2021-22

## INVESTMENT PORTFOLIO
INVEST FOR INCOME AND APPRECIATION

**$17.3 billion fair value at September 30, 2018**



(in billions)
Tax-Exempt Fixed Maturities $3.796
Taxable Fixed Maturities $6.864
Common Equities $6.472
Preferred Equities $0.191

**Investment leverage: 209% at September 30, 2018**
**Bond portfolio fair value exceeds insurance reserves liability by 28%**

# DIVERSIFIED EQUITY PORTFOLIO*

## BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

**September 30, 2018**

| Sector | CFC | S&P 500 Weightings |
|---|---|---|
| Information technology | **22.2%** | 21.0% |
| Financial | **15.1** | 13.3 |
| Healthcare | **13.9** | 15.1 |
| Industrials | **13.4** | 9.7 |
| Consumer discretionary | **10.9** | 10.3 |
| Energy | **7.2** | 6.0 |
| Consumer staples | **5.1** | 6.7 |
| Materials | **4.7** | 2.4 |
| Telecomm services | **3.2** | 10.0 |
| Utilities | **2.3** | 2.8 |
| Real estate | **2.0** | 2.7 |

**Portfolio Highlights at 09-30-18**

- Apple is largest holding
  - 4.9% of publicly traded common stock portfolio
  - 1.8% of total investment portfolio
- 6% increase in 9mos18 dividend income
- Appreciated value from cost totaled $3.4 billion (pretax)
  - Seven largest contributors represent 39%: Apple, Microsoft, JP Morgan Chase, Honeywell, Blackrock, UnitedHealth Group and Cisco Systems
- Annual portfolio returns: (2017 & 2016) 21.0% & 18.2% (S&P 500: 21.8% & 12.0%)

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

# BOND PORTFOLIO RISK PROFILE

## $10.660 BILLION AT SEPTEMBER 30, 2018

- Credit risk – A2/A average rating
  - 87.4% are rated investment grade, 2.6% are noninvestment grade, 10.0% are unrated
- Interest rate risk
  - 5.4 years effective duration, 7.7 years weighted average maturity
  - Generally laddered maturity structure
    - 17% of year-end 2017 portfolio matures by the end of 2020, 31% by 2022, 69% by 2027
  - With 37.4% of the investment portfolio invested in common stocks at 9-30-18, we estimated shareholders' equity would decline 5.5% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.8% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,450 issuers
    - $3.796 billion with an average rating of Aa2/AA by Moody's and S&P Global

# SOLID REINSURANCE CEDED PROGRAM

## BALANCES COSTS WITH SHAREHOLDERS' EQUITY PROTECTION

**Major Treaties**
(Estimated 2018 ceded premiums)

**Property catastrophe**
($43 million)
- Treaty has one reinstatement provision
- Collateralized catastrophe bond coverage: $80 million for severe convective storms (excl. FL) or $200 million for earthquake (excl. CA) or various combinations (Deductibles: $8M/event, $190M aggregate)

**Property per risk & $50 million property excess treaties**
($28 million)

**Casualty per occurrence**
($12 million)

**Casualty excess treaties**
($3 million for two treaties combined)

**Coverage & Retention Summary**
(As of January 1, 2018)

For a single event:
- Retain 100% of first $100 million in losses
- Retain 5.0% at $100-600 million
- Max exposure for $600M event = $125 million
  - PML – combined for direct business plus Cincinnati Re
    1-in-100 year event = 2.1% 1-in-250 year = 5.0%
    (% of shareholders' equity at 12-31-17)

For a single loss:
- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-100 million
- Facultative reinsurance for >$100 million

For a single loss:
- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-25 million
- Facultative reinsurance for >$25 million

Workers' comp, extra-contractual & clash coverage:
- $25 million excess of $25 million (first excess treaty)
- $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

# NEW COMPONENT OF CATASTROPHE REINSURANCE

## COVERAGE UP TO $50 MILLION IN AGGREGATE, EFFECTIVE JULY 1, 2018

**Summary of Coverages**

- $50 million in excess of $125 million per occurrence for combinations of business written on a direct basis and by Cincinnati Re
- $25 million in excess of $32 million for catastrophe events affecting only Cincinnati Re, subject to certain deductibles
- $50 million in excess of $10 million coverage for earthquakes, brushfires or wildfires in certain western states

**Summary of Structure**



Section A
Worldwide
CIC and CRe
$175m
$50m xs $125m
Per Occurrence
$125m
Retention
CIC Maximum Contribution $125m
CRe Maximum Contribution $125m
$50m
Total Shared Limit
Section B
Worldwide
CRe Only
$57m
$25m xs $32m
In the Aggregate
$32m
$32m Aggregate Retention
$4m US / $2m ex-US Franchise Deductible
Section C
WA, OR, NV & CA
EQ/FF/Brushfire/Wildfire
CIC Only
$60m
$50m xs $10m
Per Occurrence
$10m
Retention

Note: There are many combinations of occurrences resulting in coverage up to the $50 million aggregate limit

# FINANCIAL STRENGTH RATINGS COMPARISON

| | A.M. Best | Fitch | Moody's | S&P |
|---|---|---|---|---|
| **Cincinnati** | **A+** | **A+** | **A1** | **A+** |
| Auto Owners | A++ | - | - | - |
| Travelers | A++ | AA | Aa2 | AA |
| Acuity | A+ | - | - | A+ |
| Allied | A+ | - | A1 | A+ |
| Fireman's Fund | A+ | - | - | AA |
| Harleysville | A+ | - | A1 | A+ |
| Hartford | A+ | - | A1 | A+ |
| Central Mutual | A | - | - | - |
| CNA | A | A | A2 | A |
| EMC | A | - | - | - |
| Frankenmuth | A | - | - | - |
| General Casualty | A | A+ | - | A+ |
| Hanover | A | A | A3 | A |
| Liberty Mutual | A | A- | A2 | A |
| Safeco | A | A- | A2 | A |
| Selective | A | A+ | A2 | A |
| United Fire Group | A | - | - | - |
| West Bend | A | - | - | - |
| Westfield | A | - | - | - |
| Zurich | A | - | A2 | A |
| State Auto | A- | - | - | - |

Source: S&P Global Market Intelligence as of October 28, 2018. Ratings are under continuous review and subject to change and/or affirmation.

# VALUATION COMPARISON TO PEERS


Ratio of closing price on 11-1-18 to latest reported tangible book value
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
Markel
Selective
Travelers
W.R. Berkley
Hanover
Median
State Auto
Allstate
Cincinnati
Hartford
United Fire